©2026 eHealthInsurance Services, Inc. 1

©2026 eHealthInsurance Services, Inc. 2 Safe Harbor Statement Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. Forward-looking statements in this presentation include, but are not limited to, the following: our expectations regarding our business, industry, regulatory and market trends, including market opportunity, consumer demand, carrier strategies and our competitive advantage; our strategic objectives and plans, including our lifetime advisory model, investment in product diversification efforts and growth strategy and cash flow generation; our estimates regarding membership, enrollment growth and acquisition costs; our estimates regarding commissions receivable collection; our estimates of constrained lifetime value (“LTV”) of commissions per approved member; our expectations regarding our profitability, member retention and LTVs; our expectations regarding our business plan, including a lifetime advisory model; our financial strategies and our ability to achieve such targets, including our 2026 annual guidance for total revenue, GAAP net income (loss), adjusted EBITDA and operating cash flow; our estimates for and the expected impact of positive net adjustment revenue on our 2026 annual guidance; and other statements regarding our future operations, financial condition, prospects and business strategies. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include those set forth in our filings with the Securities and Exchange Commission, including our latest Form 10-Q and 10-K. The forward-looking statements in this presentation are based on information available to us as of today, and we disclaim any obligation to update any forward-looking statements, except as required by law. Non-GAAP Information This presentation includes both GAAP and non-GAAP financial measures. The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Definitions and reconciliations of the non-GAAP financial measures included in this presentation to the most directly comparable GAAP financial measures is available in the Appendix to this presentation. Management uses both GAAP and non-GAAP information in evaluating and operating its business internally and as such has determined that it is important to provide this information to investors.

©2026 eHealthInsurance Services, Inc. 3 FY 2025 Earnings Highlights  FY 2025 total revenue of $554.0 million increased 4% YoY, driven by Medicare Advantage (MA) LTV growth and higher net adjustment revenue.  FY 2025 GAAP net income of $40.0 million increased almost 4x compared to FY 2024 GAAP net income of $10.1 million.  FY 2025 adjusted EBITDA(1) of $97.3 million improved 40% YoY driven by net adjustment revenue, increased Medicare LTV-to-CAC ratio(1), and continued cost efficiency efforts.  FY 2025 total MA submissions(1) across our core agency and carrier-dedicated Amplify platforms declined 3% compared to FY 2024.  Commissions receivable balance of $1.1 billion as of December 31, 2025, grew 12% compared to $1.0 billion as of December 31, 2024.  Continue to recognize positive net adjustment revenue; $44.4 million in FY 2025 compared to $22.7 million in FY 2024. 2025 performance was defined by meaningful profitability expansion and growth in our Commissions Receivable. (1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measure.

©2026 eHealthInsurance Services, Inc. 4 Q4 2025 Earnings Highlights  Q4 2025 total revenue of $326.2 million increased 4% YoY, driven by MA LTV growth, partially offset by lower MA approved members, non-commission revenue, and net adjustment revenue.  Q4 2025 Medicare unit economics improved YoY driven by an 11% increase in MA LTV while total acquisition cost per MA-equivalent approved member increased 1%.  Q4 2025 Medicare LTV-to-CAC ratio(1) was 2.2x, improving meaningfully from 2.0x in Q4 2024.  Q4 2025 GAAP net income of $87.2 million declined 11% compared to Q4 2024 GAAP net income of $97.5 million primarily due to a higher effective tax rate YoY, partially offset by higher revenue.  Q4 2025 net income margin decreased to 27% from 31% in Q4 2024.  Q4 2025 adjusted EBITDA(1) of $132.9 million improved 10% YoY driven primarily by increased Medicare LTV-to-CAC ratio and continued cost efficiency efforts.  Q4 2025 adjusted EBITDA margin(1) increased to 41% from 38% in Q4 2024.  Q4 2025 total Medicare Advantage submissions(1) declined 4% compared to Q4 2024, as we focused on our highest-margin channels during AEP, de-emphasizing spend on third party leads. AEP performance was strong including YoY improvements in Q4 Medicare LTV-to-CAC ratio(1), adjusted EBITDA(1), and adjusted EBITDA margin(1). (1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measure.

©2026 eHealthInsurance Services, Inc. 5 ($, MM) 2025 Was Another Year of Strong Execution (1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measures. $532.4 $554.0 FY2024 FY2025 Revenue $10.1 $40.0 FY2024 FY2025 GAAP Net Income $69.3 $97.3 FY2024 FY2025 Adjusted EBITDA(1) In fiscal year 2025, eHealth significantly improved earnings, driven by greater enrollment margins in Medicare, continued strength of commissions receivable and cost savings across all operating expense categories. 2% GAAP Net Income Margin 7% GAAP Net Income Margin 13% Adj. EBITDA Margin(1) 18% Adj. EBITDA Margin(1) 4%

©2026 eHealthInsurance Services, Inc. 6 (1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measures. Q4-FY23 MA LTV Variable marketing cost per MA-Equiv.(1) Approved Member CC&E per MA-Equiv. (1) Approved Member Per Unit Gross Margin $1,174 ($220) ($371) MA LTV Variable marketing cost per MA-Equiv.(1) Approved Member CC&E per MA-Equiv. (1) Approved Member Per Unit Gross Margin $583 Q4-FY24 50% $1,151 ($307) ($456) 34% $388 Successful AEP with Disciplined Execution MA LTV Variable marketing cost per MA-Equiv.(1) Approved Member CC&E per MA-Equiv. (1) Approved Member Per Unit Gross Margin Q4-FY25$1,304 ($372) $706 54% ($226) MA Unit Margins Continue to Expand YoY

Q4 2025 Enrollment Volume Reflects Decision to Focus on Unit Economics & Profitability

Total MA Submissions


250,609
(4%)
240,832
Q4-FY24
Q4-FY25
419,334
(3%)
405,455
FY2024
FY2025

- Total MA submissions across Agency and Amplify fulfillment models decreased 4% YoY in Q4 2025 and 3% YoY in FY 2025 driven by our strategic decision to focus our demand generation on the high-ROI branded channels while pulling back on spending for third party leads.
- Beyond driving greater than expected in-period profitability, this shift in channel mix is expected to contribute to higher member retention and LTVs.

©2026 eHealthInsurance Services, Inc.
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©2026 eHealthInsurance Services, Inc. 8 The Medicare Industry is Experiencing a Reset Underlying Trends • Elevated utilization trends combined with medical cost inflation • Regulatory changes • Fierce competition between MA plan providers • At the same time, MA remains a large and growing segment of the health insurance market Carrier Strategies • MA organizations focused on targeted enrollment growth, quality & margin preservation • Plan volatility including benefit changes, service area reductions, and carrier market exits • Carriers consolidate broker relationships, cutting ties with those that do not meet quality standards This has led to opportunities and strategic updates for eHealth: Opportunities • Elevated consumer demand for broker services • Increased differentiation of eHealth’s value proposition as a broad-choice, carrier-agnostic platform • High-intent shoppers drive conversion rates • Enrollment quality & commission rates contribute to LTV growth Strategy • Focus on increased member value and cash generation through lifetime advisory model • Supplement MA with attractive and measured diversification investment • Grow revenue in ‘27 on a positive operating cash flow foundation • Maintain technology lead through omnichannel platform and AI integrations

eHealth is Building a Lifetime Advisory Model

Feeds Medicare as beneficiaries age-in to eligibility

Feeds non-Medicare through ancillary cross sales

Medicare Focus

- Introducing advisor lifetime member-advisor relationship model that we believe will further connections between advisors and beneficiaries.
    - Combines relationship-driven sales model with eHealth core advantages in scale, technology, and carrier integration.
- Plan to provide advisors with opportunities to engage members throughout the year: conducting needs assessments, identifying gaps in coverage, managing plan changes proactively, and offering relevant ancillary products.
- Alignment with carrier prioritization of high-quality enrollments that persist long term.

Non-Medicare Focus

- Plan to expand portfolio of ancillary products, building on success of Hospital Indemnity Plan sales in 2025.
- Greenfield ICHRA opportunity: growing market with no clear leader and strong demand for solutions that lower the health cost burden for employers.
- Longer term plan includes addition of benefit navigation support, prescription management, and other adjacent services.

©2026 eHealthInsurance Services, Inc.
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©2026 eHealthInsurance Services, Inc. 10 FY26 Guidance 2026 Full Year Guidance Guidance Range (in millions) Total Revenue $405 – $445 GAAP Net Income $8 – $25 Adjusted EBITDA(1) $55 – $75 Operating Cash Flow ($10) – $12  2026 guidance includes an estimate for positive net adjustment revenue in the range of $0 to $20 million. (1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measures.

©2026 eHealthInsurance Services, Inc. 11 ($18.4) ($25.3) $1.0 $10.1 $40.0 $16.5 $69.3 $97.3 $65.0 FY2024 FY2025 FY2026 (Estimate) Operating Cash Flow Net Income Adjusted EBITDA($, MM) 2026 Plan is Optimized for Cash Flow (1) Refer to the appendix for definitions of certain metrics and our non-GAAP financial measures along with reconciliations to the most comparable GAAP measures. (2) 2026 estimates represent the midpoint of our guidance ranges. (1) • The 2026 plan optimizes for operating cash flow generation, profit margin and targeted investment in diversification. • The company plans to grow revenue on a profitable and cash flow generative basis in 2027. (2)

©2026 eHealthInsurance Services, Inc. 12 Appendix

©2026 eHealthInsurance Services, Inc. 13 Definitions LTV-to-CAC ratio is calculated as constrained lifetime value of commissions per Medicare Advantage ("MA")-equivalent approved member for which we are the broker of record divided by total acquisition cost (including customer care and enrollment and variable marketing costs) per MA-equivalent approved member. The number of MA-equivalent approved members is calculated by adding the total number of approved Medicare Advantage and Medicare Supplement members and 25% of the total number of approved Medicare Part D members during the period presented. MA-equivalent approved members is calculated by adding the total number of approved Medicare Advantage and Medicare Supplement members and 25% of the total number of approved Medicare Part D members during the period presented. Submissions describe applications that are submitted by individuals online through our eHealth platform or completed with the assistance of our benefit advisors where the individual provides authorization to the benefit advisor to submit the application to the insurance carrier partner. The individual may have additional actions to take before the application will be reviewed by the insurance carrier and not all submissions ultimately become approved members. Non-GAAP financial measures within this presentation are defined as follows: • Adjusted EBITDA is calculated by excluding dividends for preferred stock and change in preferred stock redemption value (together the “impact from preferred stock”), provision for (benefit from) income taxes, depreciation and amortization, stock- based compensation expense, impairment, restructuring and other charges, interest expense, other income (expense), net, and other non-recurring charges from GAAP net income (loss) attributable to common stockholders. Other non-recurring charges to GAAP net income (loss) attributable to common stockholders may include transaction expenses in connection with capital raising transactions (whether debt, equity or equity-linked) and acquisitions, whether or not consummated, purchase price adjustments and the cumulative effect of a change in accounting principles. • Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue.

©2026 eHealthInsurance Services, Inc. 14 Reconciliation of GAAP to Non-GAAP Financial Measures

©2026 eHealthInsurance Services, Inc. 15 Reconciliation of Guidance GAAP to Non-GAAP Financial Measures